SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES AND EXCHANGE ACT


         Date of report (Date of earliest event reported): May 24, 2007


                             DATAMETRICS CORPORATION
               (Exact Name of Registrant as Specified in Charter)


          Delaware                         8567                 95-3545701
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(State or Other Jurisdiction            (Commission           (IRS Employer
     of Incorporation)                  File Number)         Identification No.)

1717 Diplomacy Row, Orlando, Florida                                  32809
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(Address of Principal Executive Offices)                            (Zip Code)


       Registrant's telephone number, including area code: (407) 251-4577
                                                           --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

ITEM 5.02   Departure of Directors or Principal Officers; Election of Directors;
            Appointment  of  Certain  Officers;   Compensatory  Arrangements  of
            Certain Officers

      On May 24, 2007, Mr. Daniel Bertram resigned from his positions as a member of the Board of Directors, Chief Executive Officer and President of the Registrant, effective immediately. Mr. Bertram did not advise the Registrant that he had any disagreement with the Registrant over any policies (accounting or otherwise) of the Registrant. The Board of Directors of the Registrant has elected Mr. John Marceca, to serve as the Registrant's President and Chief Operating Officer. Mr. Marceca has served as the Vice President of Business Development of the Registrant since May 2006.

      From 2005 to joining the Registrant in May 2006, Mr. Marceca served as President of Dawn VME Products, a manufacturer of electronic packaging products, and from 2002 to 2005 he served as the Quality Assurance and Test Engineering Manager of Dawn VME Products. From 2001 to 2002 Mr. Marceca served as Sr. Vice President, Quality and Manufacturing Engineering of the T Group Division of Global Brands Manufacture, a China-based company specializing in electronic manufacturing services, electronic component manufacturing and original design manufacturing. Mr. Marceca graduated from New York Institute of Technology in New York, New York, with an A.A.S. in Electronic Technology in 1976. He received his B.A. in Business Administration from St. John's University in Queens, New York in 1978, and he received a B.S. degree in Electrical Engineering from SUNY at Farmingdale, New York, in 1983.

      There are no family relationships between Mr. Marceca and any of the Registrant's executive officers or directors and there is no employment agreement between the Registrant and Mr. Marceca. Further, there are no transactions involving the Registrant and Mr. Marceca which would be reportable pursuant to Item 404 of Regulation S-B promulgated under the Securities Act of 1933, as amended.


                                   SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.


May 29, 2007                         DATAMETRICS CORPORATION

                                     By: /s/ John Marceca
                                        ----------------------------------------
                                     Name: John Marceca
                                     Title: President & Chief Operating Officer